Filed Pursuant to Rule 497(e)

Registration No. 333-81209

The Gabelli Utilities Fund

Supplement dated March 16, 2023

to

Statutory Prospectus dated September 1, 2022; and

Statement of Additional Information dated September 1, 2022

This supplement amends certain information in the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated September 1, 2022, of The Gabelli Utilities Fund. Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus and SAI.

Redemptions In-Kind

The section of the Prospectus captioned “Redemption of Shares—Redemption In Kind” is deleted and replaced in its entirety with the following:

Redemption In Kind. The Fund may pay your redemption proceeds wholly or partially in portfolio securities. Specifically, the Fund may pay your redemption proceeds in portfolio securities if (a) you redeem more than $250,000 over the preceding three months, and (b) either the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund or you have indicated a preference to the Fund for redemptions in kind. In either such an instance, the Fund would communicate to you its intention to meet your redemption request in portfolio securities. The Fund intends to honor requests from shareholders for in kind redemptions where it is practicable to do so and otherwise in the best interest of the Fund.

Securities received in kind will remain subject to the risk of market fluctuations until sold; however, the Fund’s policy is only to distribute securities to you from its portfolio of investments that meet the following criteria: (i) traded on a major stock exchange and have a free float of at least $500 million, or (ii) the subject of a publicly announced takeout transaction pursuant to which each party thereto has executed a binding transaction agreement and in which there is no pending litigation challenging the completion of the transaction. In either case, the Fund will not distribute an amount of securities of a particular issuer that exceeds 25% of the average daily trading volume of such security over the preceding 20 trading days.

The specific security or securities to be distributed will be selected by an ad hoc committee of independent Board members pursuant to a written policy adopted by the Board, including the independent Board members. Subject to the Fund’s redemption in kind policy, and any applicable laws or regulations, the securities to be distributed could be individual securities, a representative basket of securities or a pro-rata slice of the Fund’s portfolio securities that are traded on a major stock exchange and have a free float of at least $500 million. In identifying potential individual securities to be distributed, the Fund’s redemption in kind policy favors securities with significant levels of unrealized capital appreciation and, within that category, further favors securities that are the subject of a publicly announced takeout transaction pursuant to which each party thereto has executed a binding transaction agreement and in which there is no pending litigation challenging the completion of the transaction. Any additional remainder in value owed to you between such securities and Fund shares that you submitted for redemption would be paid to you in cash. The ad hoc committee of independent Board members also has the authority to reject a redemption in kind, and require a cash redemption.

Shareholders would be paid in portfolio securities without their prior consent or request only in instances where the ad hoc committee of independent Board members believes that it would be in the Fund’s best interest not to pay the redemption proceeds in cash. A redemption in kind would be a taxable event to you on which you would realize a capital gain or capital loss on your shares redeemed. Additionally, you may incur brokerage costs in converting any of the securities received to cash. The foregoing considerations apply in both normal and stressed market considerations. Please see “Redemption of Shares” in the SAI for additional information.

The first paragraph of the section of the SAI captioned “Redemption of Shares” is deleted and replaced in its entirety with the following:

Payment of the redemption price for shares redeemed may be made either in cash or in portfolio securities (selected by an ad hoc committee of independent Board members and taken at their value used in determining the Fund’s NAV as described under “Determination of Net Asset Value”), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless (a) the shareholder has redeemed more than $250,000 over the preceding three months, and (b) either the Adviser believes that economic conditions exist which would make payments in cash detrimental to the best interests of the Fund or the shareholder has indicated a preference to the Fund for redemptions in kind. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Fund’s policy is only to distribute securities to shareholders from its portfolio of investments that meet the following criteria: (i) traded on a major stock exchange and have a free float of at least $500 million, or (ii) the subject of a publicly announced takeout transaction pursuant to which each party thereto has executed a binding transaction agreement and in which there is no pending litigation challenging the completion of the transaction. In either case, the Fund will not distribute an amount of securities of a particular issuer that exceeds 25% of the average daily trading volume of such security over the preceding 20 trading days.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

2